Exhibit 10.13

Certain personally identifiable information contained in this document, marked by brackets as [***], has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

ASSIGNMENT

This ASSIGNMENT AGREEMENT (the “Assignment”) is entered into as of 1 July 2021, (“Assignment Effective Date”) by and among Merck Healthcare KGaA, Frankfurter StraBe 250, 64293 Darmstadt, Germany (“Merck”), Richter-Helm BioLogics GmbH & Co. KG, [***] (“Richter Helm”), and MoonLake Immunotherapeutics AG, c/o KD Zug-Treuhand AG, Untermuli 7, 6302 Zug, Switzerland (CHE-433.093.536) (“MoonLake”).

WITNESSETH:

WHEREAS, Merck and the Richter Helm entered into a contract manufacturing agreement dated 15 October 2018, as amended by Amendment No. 1 effective 6 December 2019, by Amendment No. 2 effective 20 November 2020, Amendment No. 3 effective I January 2021 and Amendment No. 4 effective 30 June 2021 (together the “CMO Agreement”), with respect to the manufacture of Merck’s proprietary ILl7 nanobody named sonelokimab (also known as M1095);

WHEREAS, MoonLake and Merck informed Richter Helm that they have entered into a certain License Agreement on 29 April 2021 (the “License Agreement”), pursuant to which Merck agreed to transfer and license, among other things, certain assets and rights related to its Ml095 compound; and

WHEREAS, in connection with the License Agreement, and subject to the terms and conditions of this Assignment, Merck desires to assign to MoonLake, and MoonLake desires to accept and assume, all of Merck’s rights, obligations, title and interest in and to the CMO Agreement.

NOW, THEREFORE, in consideration of the promises and mutual agreements set forth in this Assignment, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Effective as of the Assignment Effective Date, (i) Merck hereby assigns to MoonLake, and MoonLake hereby accepts and assumes from Merck all of Merck’s rights, obligations, title and interest in and to the CMO Agreement and all purchase orders placed by Merck under the CMO Agreement (“Purchase Orders”), and MoonLake and Richter Helm undertake to observe, perform under, and to be bound by the terms of, the CMO Agreement and the Purchase Orders.

2. Effective as of the Assignment Effective Date, Richter Helm hereby releases and discharges Merck from all obligations and liabilities of Merck under the CMO Agreement (provided that Merck shall remain responsible for any obligations under the CMO Agreement that survive such agreement and have occurred or been triggered prior to the Assignment Effective Date), and accepts the performance thereof by MoonLake in place of performance by Merck.

3. The CMO Agreement shall remain in full force and effect, subject to the terms set forth in this Assignment and the Amendment No. 5, which is currently being negotiated by Richter Helm and MoonLake.

4. Representations and Warranties. Merck hereby represents and warrants to MoonLake the following: (i) the CMO Agreement is currently in force, valid and enforceable; and (ii) to its knowledge, Merck and Richter Helm each fulfilled and performed their obligations under the CMO Agreement and neither Merck nor Richter Helm are in a material breach of the CMO Agreement.

5. Each Party will keep confidential and will not disclose to any third party (other than its advisors who are under a duty of confidence) the terms of this Agreement. For the avoidance of doubt, Merck undertakes to continue to be bound by the obligations of confidentiality contained in the CMO Agreement, unless Richter Helm and MoonLake agree otherwise in writing. As of the Assignment Effective Date, confidential information disclosed by Merck to Richter Helm under the CMO Agreement shall be deemed to have been disclosed by MoonLake to Richter Helm.

6. Richter Helm and MoonLake are currently negotiating the Amendment No. 5 to the CMO Agreement and will, in addition, negotiate in good faith a Quality Agreement (as defined in the CMO Agreement) within ninety (90) days of the Assignment Effective Date (but in no event later than ninety (90) days prior to the anticipated start of the first GMP manufacturing campaign) which shall essentially correspond to the existing Quality Agreement between Merck and Richter Helm.

7. Each party hereto covenants and agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Assignment.

8. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

9. For the convenience of the parties hereto this Assignment may be executed in three or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. A facsimile or a portable document format (PDF) copy of this Agreement, including the signature pages with signatures (in form of handwritten, non-certified electronic or certified electronic signatures), will be deemed an original.

10. An amendment of any of the provisions of this Assignment is only valid if it is in writing and signed by each Party or authorized representatives. Any provision contained in this Agreement may only be waived by a document signed by the Party waiving such provision.

11. This Assignment shall be governed by and interpreted in accordance with the laws of Germany, excluding application of any conflict of laws principles that would require application of the Law of a jurisdiction outside of Germany and further excluding the UN Convention on Contracts for the International Sale of Goods (CISG).

12. All disputes arising out of or in connection with this Assignment or its validity shall be submitted to the International Court of Arbitration and shall be finally settled in accordance with the Arbitration Rules of the International Chamber of Commerce. The place of arbitration shall be Geneva, Switzerland. The number of arbitrators shall be three (3). The language of the arbitral proceedings shall be English.

13. Should one or several provisions of this Assignment be or become invalid, then the Parties hereto shall substitute valid provisions for such invalid ones. The substituted provision(s) shall in their economic effect come so close to the invalid provision(s) that it can be reasonably assumed that the Parties would have contracted on the basis of the new provision(s). If such provision(s) cannot be found, the invalidity of one or several provisions of this Assignment shall not affect the validity of the Assignment as a whole, unless the invalid provision(s) is of such essential importance for this Assignment that it is reasonably assumed that the Parties would not have entered this Assignment without the invalid provision(s).

14. The validity of this Assignment is subject to the execution of the Amendment No. 5 to the CMO Agreement which is currently being negotiated by Richter Helm and MoonLake. For the avoidance of doubt, the assignment of the CMO Agreement to MoonLake shall only become effective if and when the Amendment No. 5 has been executed.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Merck Healthcare KGaA

By:	[***]
	Name:	[***]
	Title:	[***]

Merck Healthcare KGaA

By:	[***]
	Name:	[***]
	Title:	[***]

Richter-Helm BioLogics GmbH & Co. KG

By:	[***]
	Name:	[***]
	Title:	[***]

Richter-Helm BioLogics GmbH & Co. KG

By:	[***]
	Name:	[***]
	Title:	[***]

MoonLake Immunotherapeutics AG

By:	/s/ A. Ploos van Amstel
	Name:	A. Ploos van Amstel
	Title:	Chief Operating Officer